UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  May 2, 2016

TARGET CORPORATION

(Exact name of registrant as specified in its charter)

Minnesota	1-6049	No. 41-0215170
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)

1000 Nicollet Mall, Minneapolis, Minnesota 55403

(Address of principal executive offices)  (Zip Code)

(612) 304-6073

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                            Other Events

Target Corporation (the “Company”) announced on May 2, 2016 the final results of its previously announced tender offers for up to applicable maximum payment amounts of certain outstanding debt securities of the Company. A copy of the press release is attached as Exhibit 99 to this report and is incorporated herein by reference.

Item 9.01.                            Financial Statements and Exhibits

(d)                           Exhibits

99	Press Release dated May 2, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TARGET CORPORATION

Date: May 2, 2016	By:	/s/ Timothy R. Baer
Timothy R. Baer
Executive Vice President,
Chief Legal Officer and Corporate Secretary

Index to Exhibits

Exhibit No.	Description	Method of Filing

99	Press Release dated May 2, 2016	Electronic Transmission